UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2021

Venture Lending & Leasing IX, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-01253	82-2040715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2018, Venture Lending & Leasing IX, Inc. (the “Fund”) and Venture Lending & Leasing IX, LLC (the “Parent”) entered into a syndicated loan agreement led by MUFG Union Bank, N.A., Wells Fargo Securities, LLC, Wells Fargo Bank, N.A. and ING Capital, LLC, with participation from Zions Bancorporation, N.A., doing business as California Bank & Trust, Bank Leumi USA, Umpqua Bank, HSBC Bank USA, N.A, and First Bank, that established a secured revolving loan facility in an initial amount of up to $200,000,000 (the “Loan and Security Agreement”).

On March 18, 2021, the Fund, along with the Parent and Venture Lending & Leasing IX Holdings, Inc. acting as guarantors of the facility, entered into an Amendment to the Loan and Security Agreement with MUFG Union Bank, N.A., Wells Fargo Securities, LLC, Wells Fargo Bank, N.A. and ING Capital, LLC, with participating from TIAA, FSB, Bank Leumi USA, HSBC Bank USA, N.A., Umpqua Bank, Zions Bancorporation, N.A., doing business as California Bank & Trust, Hitachi Capital America Corp, First Bank, and Bank of Hope, that (i) increased the size of the facility to $350,000,000, (ii) extended the term of the facility, and (iii) established a benchmark replacement guideline (the “Amended Loan Agreement”).

Under the Amended Loan Agreement, the current benchmark is LIBOR Market Rate Index, subject to transition to an applicable benchmark when triggering event occurs, such as (i) the administrator or the regulatory supervisor of the LIBOR Market Rate Index ceases to provide all available tenors of the aforementioned benchmark, and (ii) through a determination by the administrative agent, MUFG Union Bank, N.A. that a benchmark transition event has occurred. Upon notification from the administrative agent that a benchmark transition event has occurred, the Fund may request to elect to early adopt the new benchmark, subject to negotiation and approval of the lenders.

The Amended Loan Agreement has a term of three years and will expire on March 18, 2024.
An additional $50,000,000 is potentially available to the Fund, subject to further negotiation and credit approval, through an accordion provision contained in the Amended Loan Agreement.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE LENDING & LEASING IX, INC.
(Registrant)

By: /s/ Maurice C. Werdegar	By: /s/ Judy N. Bornstein
Maurice C. Werdegar	Judy N. Bornstein
Chief Executive Officer	Chief Financial Officer

Date: March 22, 2021	Date: March 22, 2021